                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.
                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK


     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

     (a) certificates for shares of Common Stock, par value $1.00 per share ("Shares"), of Fund American Enterprises Holdings, Inc., a Delaware corporation (the "Company"), are not immediately available; or

     (b) the procedure for book-entry transfer (set forth in Section 3 of the Company's Offer to Purchase dated December 4, 1995 (the "Offer to Purchase")) cannot be followed on a timely basis; or

     (c) time will not permit the Letter of Transmittal and all other required documents to be delivered to the depositary for the Offer (the "Depositary") before the Expiration Date (as defined in Section 1 of the Offer to Purchase).

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

           To:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, Depositary

          By Mail:                  Facsimile Transmission:       By Hand or Overnight Courier:
                              (For Eligible Institutions only)
     Tenders & Exchanges                                              Tenders & Exchanges
       Suite 4660 - FA                  (201) 222-4720                  Suite 4680 - FA
        P.O. Box 2559                         or                   14 Wall Street - 8th Floor
 Jersey City, NJ  07303-2559            (201) 222-4721                New York, NY  10005

                                    To Confirm Receipt of
                                Notice of Guaranteed Delivery:

                                        (201) 222-4707


Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the ones listed above will not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, at a price of $71.00 per Share (or such other price set forth in an amendment to the Offer referred to below), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, _____________ Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase.

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                                   ODD LOTS

(See Instruction 7 of the Letter of Transmittal)

  To be completed ONLY if Shares are being tendered by or on behalf of a person who beneficially owned as of the close of business on November 27, 1995, and who will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares.


  The undersigned either (check one box):

  [_] was the beneficial owner as of the close of business on November 27, 1995, and will continue to be the beneficial owner until the Expiration Date of an aggregate of fewer than 100 Shares, and is tendering all such Shares, or

  [_] is an "Eligible Institution" that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and
      (ii) believes, based upon representations made to it by each such beneficial owner, that each such beneficial owner beneficially owned as of the close of business on November 27, 1995, and will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, and is tendering all such Shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No. of Shares tendered

________________________________________________________________________________
Certificate Nos. (if available):

________________________________________________________________________________

If Shares will be delivered by book-entry transfer:

Name of Tendering Institution: _________________________________________________

________________________________________________________________________________

Account No. ____________________________________________________________________

at:

[_]  The Depository Trust Company
[_]  Midwest Securities Trust Company
[_]  Philadelphia Depository Trust Company

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                                   SIGN HERE

________________________________________________________________________________
                                (Signature(s))

________________________________________________________________________________
                                (Signature(s))

________________________________________________________________________________
                          (Name(s))   (Please Print)

________________________________________________________________________________
                                   (Address)

________________________________________________________________________________
                                  (Zip Code)

________________________________________________________________________________
                         (Area Code and Telephone No.)

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                                   GUARANTEE

                   (Not to be used for signature guarantee)

  The undersigned, an "Eligible Institution", guarantees that (a) the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) such tender of Shares complies with Rule 14e-4 and (c) the Depositary will receive either the stock certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other required documents, all within five New York Stock Exchange trading days after the date of execution of this notice.

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Name of Firm: ___________________________   Address: ___________________________


_________________________________________   ____________________________________
          Authorized Signature                                          Zip Code

                                            Area Code and
Name: ___________________________________   Telephone No: ______________________
          Please Print

Title: __________________________________   Dated: _____________________________

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DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE
SENT WITH THE LETTER OF TRANSMITTAL